HIGHLAND FUNDS I

Highland Healthcare Opportunities Fund (the “Fund”)

Supplement dated March 10, 2021 to the Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

Effective immediately, Nate Burns will no longer serve as a portfolio manager for the Fund. All references to Mr. Burns contained in the Fund’s Summary Prospectus, the Prospectus and SAI are hereby deleted. James Dondero continues to serve as portfolio manager for the Fund and is primarily responsible for the Fund’s investments.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-HHOF-SUPP-0321